U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 4, 2005
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                                GREATBATCH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-16137                     16-1531026
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(State or other jurisdiction       (Commission                  (IRS Employer
     of  incorporation)            File Number)              Identification No.)



          9645 Wehrle Drive, Clarence, New York                     14031
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         (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition
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On November 9, 2005 Greatbatch, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended September 30, 2005. A copy of the release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information contained in this report under Item 2.02 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this report under Item
2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
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           Audit Report or Completed Interim Review.
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The Company will amend its 2004 Form 10-K as well as its first and second quarter 2005 Form 10-Qs to reflect a correction in the classification of auction rate securities from cash and cash equivalents to short-term investments. Auction rate securities are securities that have stated maturities beyond three months, but are priced and traded as short-term investments due to the liquidity provided through the auction mechanism that generally resets interest rates every 7 to 35 days. Although management had determined the risk of failure of an auction process to be remote, the definition of a cash equivalent in Statement of Financial Accounting Standards ("SFAS") No. 95, Statement of Cash Flows, requires reclassification as short-term investments.

In addition, the Company has determined that it did not account for a deferred tax asset related to net operating losses from the Company's acquisition of NanoGram in 2004. These net operating loss carryforwards relate to net operating losses incurred prior to the acquisition date, the tax effect of which should have been reflected in the Company's balance sheet as of December 31, 2004. The recording of the net operating losses will be reflected in the amended Form 10-K and 10-Qs to be filed by the Company and will decrease long-term deferred income tax liabilities and correspondingly decrease goodwill.

The expected restatements to be made to the Company's previously issued balance sheets and cash flow statements are attached as Exhibit 99.2. None of the above mentioned corrections impact the Company's previously reported net income or equity.

As of November 4, 2005, Company management concluded that the financial statements presented in the Company's 2004 Form 10-K and Form 10-Qs for the periods ended March 31, 2005 and June 30, 2005 should not be relied upon until they have been amended to reflect the adjustments discussed above. The Company expects to file the necessary amendments to its 2004 Form 10-K and 2005 Form 10-Qs by the end of November, 2005.

The Company's management discussed the matters disclosed in this Item 4.02 with Deloitte & Touche LLP, its independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits
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       (c) Exhibits

       99.1 Press Release dated November 9, 2005.

       99.2 Supplemental Information





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: November 9, 2005                         GREATBATCH, INC.

                                                By: /s/ Thomas J. Mazza
                                                    -------------------
                                                    Thomas J. Mazza
                                                    Senior Vice President &
                                                    Chief Financial Officer




EXHIBIT
NUMBER          DESCRIPTION
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99.1            Press Release of Greatbatch, Inc. dated November 9, 2005.

99.2            Supplemental Information.